Overview of the Company	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Overview of the Company	Overview of the Company
Corporate Information
MoonLake Immunotherapeutics is a clinical-stage biotechnology company engaged in leveraging Nanobody® technology to develop next-level medicines for immunologic diseases, including inflammatory skin and joint diseases. MoonLake Immunotherapeutics focuses on developing its novel tri-specific Nanobody® Sonelokimab (“SLK”), an IL-17A and IL-17F inhibitor, in multiple inflammatory diseases in dermatology and rheumatology where the pathophysiology is known to be driven by IL-17A and IL-17F.
Unless the context otherwise requires, “MoonLake,” and the “Company” refer to the combined company following the Business Combination (as defined in Note 2 — Business Combination Agreement with Helix and Recapitalization), together with its subsidiaries.